Statements of Net Assets Available for Benefits - Savings and Investment Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Plan’s interest in the Colgate-Palmolive Savings & Investment Plans Master Trust	$ 17,181,500	$ 16,162,448
Receivables:
Company contributions	11,632	6,503
Participant contributions	0	1,710
Total receivables	11,632	8,213
Total assets	17,193,132	16,170,661
Net assets available for benefits	$ 17,193,132	$ 16,170,661